Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Jabil Inc. (the “Company”) on Form 10-K for the fiscal year ended August 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Gregory B. Hebard, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 23, 2026	/s/ GREGORY B. HEBARD
Gregory B. Hebard
Chief Financial Officer